Exhibit 99.1
BALLY'S CORPORATION ANNOUNCES SECOND QUARTER 2022 RESULTS

PROVIDENCE, R.I., - August 4, 2022 - Bally’s Corporation (NYSE: BALY) today reported financial results for the second quarter ended June 30, 2022.

Second Quarter 2022 Financial Highlights

•Revenue of $552.5 million
•Net income of $59.5 million
•Adjusted EBITDA of $141.2 million

Lee Fenton, Chief Executive Officer said, “Our second quarter results reflect continued strength in our Casinos & Resorts segment, record margins in our International Interactive segment and continued growth in our North America Interactive segment particularly in BallyCasino.com in New Jersey, despite headwinds from significant FX volatility and challenges in Atlantic City. We are pleased with the Company’s record cash flow from operations in the quarter and are focused on continued incremental cash flow generation initiatives.”

Summary of Financial Results

	Three Months Ended June 30,
(in thousands, except percentages)	2022	2021
Revenue	$552,496	$267,733
Net income	$59,501	$68,942
Net income margin	10.8%	25.8%
Adjusted EBITDA(1)	$141,224	$82,825
Adjusted EBITDA margin(1)	25.6%	30.9%
(1) Refer to tables in this press release for a reconciliation of these non-GAAP financial measures to the most directly comparable measure calculated in accordance with GAAP.

2022 Guidance

Bally’s is updating its previous guidance provided on February 24, 2022 for the year ending December 31, 2022 with revenue in the range of $2.2 billion to $2.3 billion and Adjusted EBITDA in the range of $535 million to $550 million reflecting six months of results, adverse foreign exchange movements and lower expectations for our Atlantic City property. The guidance is subject to a number of known and unknown uncertainties and risks, including those set forth under Bally’s safe-harbor statement under the federal securities laws set forth below.

Capital Return Program

On July 27, 2022, the Company completed its tender offer and repurchased 4.7 million shares of its common stock for cash at a price of $22.00 per share for an aggregate purchase price of $103.3 million. Bally's currently has $334.6 million available for use under its previously announced capital return program.

Reconciliation of GAAP Measures to Non-GAAP Measures

To supplement the financial information presented on a generally accepted accounting principles (“GAAP”) basis, the Company has included in this earnings release non-GAAP financial measures for Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDAR and Adjusted EBITDAR margin, which exclude certain items described below. The reconciliations of these non-GAAP financial measures to their comparable GAAP financial measures are presented in the tables appearing below.

“Adjusted EBITDA” is earnings, or loss, for the Company, or where noted the Company’s reportable segments, before, in each case, interest expense, net of interest income, provision (benefit) for income taxes, depreciation and amortization, non-operating (income) expense, acquisition, integration and restructuring expenses, share-based compensation, and certain other gains or losses as well as, when presented for the Company’s reporting segments, an adjustment related to the allocation of corporate costs among segments. Adjusted EBITDA margin is measured as Adjusted EBITDA as a percentage of revenue.

“Adjusted EBITDAR” is Adjusted EBITDA (as defined above) for the Company's Casinos & Resorts segment plus rent expense associated with triple net operating leases. Adjusted EBITDAR margin is measured as Adjusted EBITDAR as a percentage of revenue.

Management has historically used Adjusted EBITDA and Adjusted EBITDA margin when evaluating operating performance because the Company believes that these metrics are necessary to provide a full understanding of the Company’s core operating results and as a means to evaluate period-to-period performance. Management also believes that Adjusted EBITDA is a measure that is widely used for evaluating operating performance of companies in the Company's industry and a principal basis for valuing such companies as well. Adjusted EBITDAR and Adjusted EBITDAR margin are used outside of our financial statements solely as valuation metrics. Management believes Adjusted EBITDAR and Adjusted EBITDAR margin are additional metrics traditionally used by analysts in valuing gaming companies subject to triple net leases since it eliminates the effects of variability in leasing methods and capital structures. Neither Adjusted EBITDA or Adjusted EBITDAR should be construed as an alternative to GAAP net income as an indicator of the Company’s performance. In addition, Adjusted EBITDA or Adjusted EBITDAR as used by the Company may not be defined in the same manner as other companies in the Company’s industry, and, as a result, may not be comparable to similarly titled non-GAAP financial measures of other companies.

Bally’s does not provide reconciliations of Adjusted EBITDA to net income on a forward-looking basis to its most comparable GAAP financial measure because Bally’s is unable to forecast the amount or significance of certain items required to develop meaningful comparable GAAP financial measures without unreasonable efforts. These items include depreciation, impairment charges, gains or losses on retirement of debt, acquisition, integration and restructuring expenses, interest expense, share-based compensation expense, professional and advisory fees associated with Bally’s capital return program and variations in effective tax rate, which are difficult to predict and estimate and are primarily dependent on future events, but which are excluded from Bally’s calculations of Adjusted EBITDA. Bally’s believes that the probable significance of providing these forward-looking non-GAAP financial measures without a reconciliation to the most directly comparable GAAP financial measure, is that investors and analysts will have certain information that Bally’s believes is useful and meaningful regarding its operations, including its completed and proposed acquisitions and the estimated impact on those businesses’ results from the anticipated changes Bally’s is likely to make, or has made, to their operations, but will not have that information on a GAAP basis. Investors are cautioned that Bally’s cannot predict the occurrence, timing or amount of all non-GAAP items that may be excluded from Adjusted EBITDA in the future. Accordingly, the actual effect of these items, when determined could potentially be significant to the calculation of Adjusted EBITDA.

Second Quarter Conference Call

Bally’s second quarter 2022 earnings conference call and audio webcast will be held today, Thursday, August 4, 2022 at 8:00 a.m. EDT. To access the conference call, please dial (800) 343-4849 (U.S. toll-free) and reference conference ID BALYQ22022. The webcast of the call will be available to the public, on a listen-only basis, via the Internet at the Investors section of the Company’s website at www.ballys.com. An online archive of the webcast will be available on the Company’s website for 120 days. Supplemental materials have also been posted to the Investors section of the website, under Events & Presentations.

About Bally's Corporation

Bally’s Corporation is a global casino-entertainment company with a growing omni-channel presence of Online Sports Betting and iGaming offerings. It currently owns and manages 14 casinos across 10 states, a horse racetrack in Colorado and has access to OSB licenses in 18 states. It also owns Gamesys Group, a leading, global, online gaming operator, Bally's Interactive, a first-in-class sports betting platform, Monkey Knife Fight, a daily fantasy sports site in North America, SportCaller, a leading, global B2B free-to-play game provider, and Telescope Inc., a leading provider of real-time fan engagement solutions.

With approximately 10,000 employees, Bally’s casino operations include more than 15,800 slot machines, 500 table games and 5,300 hotel rooms. Upon closing the previously announced Tropicana Las Vegas (NV) transaction, as well as completing the construction of a land-based casino near the Nittany Mall in State College, PA, Bally’s will own and manage 16 casinos across 11 states. Its shares trade on the New York Stock Exchange under the ticker symbol "BALY".

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may generally be identified by the use of words such as "anticipate," "believe," "expect," "intend," "plan" and "will" or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. As a result, these statements are not guarantees of future performance and actual events may differ materially from those expressed in or suggested by the forward-looking statements. Any forward-looking statement made by Bally’s in this press release, its reports filed with the Securities and Exchange Commission (the "SEC") and other public statements made from time-to-time speak only as of the date made. New risks and uncertainties come up from time to time, and it is impossible for Bally’s to predict or identify all such events or how they may affect it. Bally’s has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws. Factors that could cause these differences include, but are not limited to those included it the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed by Bally’s with the SEC. These statements constitute Bally’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Investor Contact	Media Contact
Robert Lavan	Richard Goldman
Chief Financial Officer	Kekst CNC
401-475-8564	646-847-6102
InvestorRelations@ballys.com	BallysMediaInquiries@kekstcnc.com

BALLY'S CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue:
Gaming	$455,088	$207,490	$918,790	$362,768
Hotel	33,929	22,315	60,864	35,374
Food and beverage	27,435	23,382	51,423	38,882
Retail, entertainment and other	36,044	14,546	69,690	22,975
Total revenue	552,496	267,733	1,100,767	459,999

Operating (income) costs and expenses:
Gaming	204,051	63,350	423,263	110,604
Hotel	9,731	7,506	18,313	12,655
Food and beverage	21,898	17,004	40,854	29,213
Retail, entertainment and other	14,755	2,021	27,854	3,818
Advertising, general and administrative	181,707	101,211	363,323	181,710
Goodwill and asset impairment	—	4,675	—	4,675
Expansion and pre-opening	717	937	717	1,540
Acquisition, integration and restructuring	10,112	18,402	15,392	30,660
Gain from insurance recoveries, net of losses	14	(579)	(150)	(11,255)
Rebranding	185	382	474	1,295
Gain on sale-leaseback	(50,766)	(53,425)	(50,766)	(53,425)
Depreciation and amortization	74,773	25,717	153,654	38,503
Total operating costs and expenses	467,177	187,201	992,928	349,993
Income from operations	85,319	80,532	107,839	110,006

Other income (expense):
Interest income	148	530	310	1,054
Interest expense, net of amounts capitalized	(45,976)	(21,829)	(91,823)	(42,627)
Change in value of naming rights liabilities	20,032	19,070	33,411	(8,336)
Gain (adjustment) on bargain purchases	—	24,114	(107)	24,114
Other, net	5,412	(6,494)	11,619	(3,823)
Total other income (expense), net	(20,384)	15,391	(46,590)	(29,618)

Income before income taxes	64,935	95,923	61,249	80,388
Provision (benefit) for income taxes	5,434	26,981	(141)	22,151
Net income	$59,501	$68,942	$61,390	$58,237

Basic earnings per share	$0.98	$1.43	$1.02	$1.39
Weighted average common shares outstanding - basic	60,506	48,156	60,263	42,038
Diluted earnings per share	$0.98	$1.40	$1.02	$1.37
Weighted average common shares outstanding - diluted	60,541	49,102	60,332	42,374

BALLY'S CORPORATION

Revenue and Reconciliation of Net Income and Net Income Margin to
Adjusted EBITDA and Adjusted EBITDA Margin (unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue	$552,496	$267,733	$1,100,767	$459,999

Net income	$59,501	$68,942	$61,390	$58,237
Interest expense, net of interest income	45,828	21,299	91,513	41,573
Provision (benefit) for income taxes	5,434	26,981	(141)	22,151
Depreciation and amortization	74,773	25,717	153,654	38,503
Non-operating (income) expense(1)	(25,444)	(36,690)	(44,923)	(11,955)
Acquisition, integration and restructuring	10,112	18,402	15,392	30,660
Strategic initiatives(2)	5,408	56	6,151	770
Launch costs(3)	7,082	954	8,185	1,340
Share-based compensation	6,322	3,901	11,417	8,384
Gain on sale-leaseback	(50,766)	(53,425)	(50,766)	(53,425)
Other(4)(5)	2,974	6,688	4,305	(1,541)
Adjusted EBITDA	$141,224	$82,825	$256,177	$134,697

Net income margin	10.8%	25.8%	5.6%	12.7%
Adjusted EBITDA margin	25.6%	30.9%	23.3%	29.3%
________________________________
(1) Non-operating (income) expense for the applicable periods include: (i) change in value of naming rights liabilities, (ii) gain (adjustment) on bargain purchases, and (iii) other (income) expense, net.
(2)    Includes costs incurred to address the Standard General takeover bid, the recent tender offer process, credit amendment expenses and rent expense related to Bally's Black Hawk and Quad Cities properties, as the Company recently entered into sale lease-back transactions associated with these properties to finance the pending Tropicana Las Vegas property acquisition.
(3)    Includes upfront and ramp up costs related to the launch of interactive businesses in new jurisdictions prior to full operational commencement.
(4)    Other includes the following items for 2022: (i) $2.1 million of non-routine legal expenses, net of recoveries for matters outside the normal course of business, (ii) storm related gains of $0.2 million related to insurance recoveries received due to the effects of Hurricane Zeta on the Company’s Hard Rock Biloxi property, (iii) rebranding expenses of $0.5 million in connection with Bally’s corporate name change, and (iv) other individually de minimis expenses.
(5)    Other includes the following items for 2021: (i) asset impairment charges of $4.7 million related to the Dover Downs and Bally’s Black Hawk tradenames in connection with Bally’s rebranding, (ii) $3.4 million of professional fees and other costs incurred to establish the partnership with Sinclair and acquire Bally Interactive, (iii) storm related gains of $0.6 million related to insurance recoveries received due to the effects of Hurricane Zeta on the Company’s Hard Rock Biloxi property, (iv) rebranding expenses of $0.4 million in connection with Bally’s corporate name change, and (v) other individually de minimis expenses.

BALLY'S CORPORATION
Revenue and Reconciliation of Net Income (Loss) to
Adjusted EBITDA by Segment and Adjusted EBITDA Margin (unaudited)
(in thousands)

Three Months Ended June 30, 2022	Casinos & Resorts	North America Interactive	International Interactive	Other	Total
Revenue	$299,875	$18,050	$234,571	$—	$552,496

Net income (loss)	$70,775	$(24,766)	$42,504	$(29,012)	$59,501
Interest expense, net of interest income	(10)	(1)	(130)	45,969	45,828
Provision (benefit) for income taxes	27,229	(5,758)	(5,399)	(10,638)	5,434
Depreciation and amortization	14,757	7,273	44,311	8,432	74,773
Non-operating (income) expense(1)	—	(1,541)	435	(24,338)	(25,444)
Acquisition, integration and restructuring	—	487	884	8,741	10,112
Strategic initiatives(2)	3,018	—	—	2,390	5,408
Launch costs(3)	—	6,800	—	282	7,082
Share-based compensation	—	—	—	6,322	6,322
Gain on sale-leaseback	(50,766)	—	—	—	(50,766)
Other(4)	2,580	—	—	394	2,974
Allocation of corporate costs	20,418	545	7	(20,970)	—
Adjusted EBITDA	$88,001	$(16,961)	$82,612	$(12,428)	$141,224
Rent expense associated with triple net operating leases (5)	11,471
Adjusted EBITDAR	$99,472

Net income margin	23.6%
Adjusted EBITDA Margin	29.3%
Adjusted EBITDAR margin	33.2%
________________________________
(1)    Non-operating (income) expense for the applicable periods include: (i) change in value of naming rights liabilities, (ii) gain (adjustment) on bargain purchases, and (iii) other (income) expense, net.
(2)    Includes costs incurred to address the Standard General takeover bid, the recent tender offer process and rent expense related to Bally's Black Hawk and Quad Cities properties, as the Company recently entered into sale lease-back transactions associated with these properties to finance the pending Tropicana Las Vegas property acquisition.
(3)    Includes upfront and ramp up costs related to the launch of interactive businesses in new jurisdictions prior to full operational commencement.
(4)    Other includes the following items: (i) non-routine legal expenses, net of recoveries for matters outside the normal course of business ($2.0 million), and (ii) and other individually de minimis expenses.
(5)    Rent expense associated with triple net leases for the Company's Bally’s Lake Tahoe, Bally’s Evansville and Bally’s Dover properties.

BALLY'S CORPORATION
Revenue and Reconciliation of Net Income (Loss) to
Adjusted EBITDA by Segment and Adjusted EBITDA Margin (unaudited)
(in thousands)

Three Months Ended June 30, 2021	Casinos & Resorts	North America Interactive	Other	Total
Revenue	$262,188	$5,545	$—	$267,733

Net income (loss)	$79,644	$(3,230)	$(7,472)	$68,942
Interest expense, net of interest income	8	(2)	21,293	21,299
Provision (benefit) for income taxes	29,504	(513)	(2,010)	26,981
Depreciation and amortization	13,453	3,385	8,879	25,717
Non-operating (income) expense(1)	—	17	(36,707)	(36,690)
Acquisition, integration and restructuring	—	—	18,402	18,402
Strategic initiatives(2)	—	—	56	56
Launch costs(3)	—	—	954	954
Share-based compensation	—	—	3,901	3,901
Gain on sale-leaseback	(53,425)	—	—	(53,425)
Other(4)	4,018	—	2,670	6,688
Allocation of corporate costs	18,604	436	(19,040)	—
Adjusted EBITDA	$91,806	$93	$(9,074)	$82,825
________________________________
(1)    Non-operating (income) expense for the applicable periods include: (i) change in value of naming rights liabilities, (ii) gain (adjustment) on bargain purchases, and (iii) other (income) expense, net.
(2)    Includes costs incurred related to the amended credit agreement.
(3)    Includes upfront and ramp up costs related to the launch of interactive businesses in new jurisdictions prior to full operational commencement.
(4)    Other includes the following items: (i) asset impairment charges of $4.7 million related to the Dover Downs and Bally’s Black Hawk tradenames in connection with Bally's rebranding, (ii) $2.0 million of professional fees and other costs incurred to establish the partnership with Sinclair and acquire Bally Interactive, (iii) storm related gains of $0.6 million related to insurance recoveries received due to the effects of Hurricane Zeta on the Company’s Hard Rock Biloxi property, (iv) rebranding expenses of $0.4 million in connection with Bally’s corporate name change, and (v) other individually de minimis expenses.

BALLY'S CORPORATION
Revenue and Reconciliation of Net Income (Loss) to
Adjusted EBITDA by Segment (unaudited)
(in thousands)

Six Months Ended June 30, 2022	Casinos & Resorts	North America Interactive	International Interactive	Other	Total
Revenue	$579,845	$33,277	$487,645	$—	$1,100,767

Net income (loss)	$98,798	$(50,139)	$71,312	$(58,581)	$61,390
Interest expense, net of interest income	(6)	(3)	36	91,486	91,513
Provision (benefit) for income taxes	36,457	(8,642)	(8,566)	(19,390)	(141)
Depreciation and amortization	30,110	16,247	90,375	16,922	153,654
Non-operating (income) expense(1)	—	(3,136)	1,550	(43,337)	(44,923)
Acquisition, integration and restructuring	—	776	1,225	13,391	15,392
Strategic initiatives(2)	3,018	—	—	3,133	6,151
Launch costs(3)	—	7,650	—	535	8,185
Share-based compensation	—	—	—	11,417	11,417
Gain on sale-leaseback	(50,766)	—	—	—	(50,766)
Other(4)	2,416	—	—	1,889	4,305
Allocation of corporate costs	41,764	961	7	(42,732)	—
Adjusted EBITDA	$161,791	$(36,286)	$155,939	$(25,267)	$256,177
Rent expense associated with triple net operating leases (5)	22,882
Adjusted EBITDAR	$184,673

Net income margin	17.0%
EBITDA Margin	27.9%
Adjusted EBITDAR margin	31.8%
________________________________
(1)    Non-operating (income) expense for the applicable periods include: (i) change in value of naming rights liabilities, (ii) gain (adjustment) on bargain purchases, and (iii) other (income) expense, net.
(2)    Includes costs incurred to address the Standard General takeover bid, the recent tender offer process and rent expense related to Bally's Black Hawk and Quad Cities properties, as the Company recently entered into sale lease-back transactions associated with these properties to finance the pending Tropicana Las Vegas property acquisition.
(3)    Includes upfront and ramp up costs related to the launch of interactive businesses in new jurisdictions prior to full operational commencement.
(4)    Other includes the following items: (i) $2.1 million of non-routine legal expenses, net of recoveries for matters outside the normal course of business, (ii) storm related gains of $0.2 million related to insurance recoveries received due to the effects of Hurricane Zeta on the Company’s Hard Rock Biloxi property, (iii) rebranding expenses of $0.5 million in connection with Bally’s corporate name change, and (iv) other individually de minimis expenses.
(5)    Rent expense associated with triple net leases for the Company's Bally’s Lake Tahoe, Bally’s Evansville and Bally’s Dover properties.

BALLY'S CORPORATION
Revenue and Reconciliation of Net Income (Loss) to
Adjusted EBITDA by Segment (unaudited)
(in thousands)

Six Months Ended June 30, 2021	Casinos & Resorts	North America Interactive	Other	Total
Revenue	$451,621	$8,378	$—	$459,999

Net income (loss)	$112,745	$(2,771)	$(51,737)	$58,237
Interest expense, net of interest income	19	(2)	41,556	41,573
Benefit for income taxes	41,450	(605)	(18,694)	22,151
Depreciation and amortization	25,061	4,417	9,025	38,503
Non-operating (income) expense(1)	—	(35)	(11,920)	(11,955)
Acquisition, integration and restructuring	—	—	30,660	30,660
Strategic initiatives(2)	—	—	770	770
Launch costs(3)	—	—	1,340	1,340
Share-based compensation	—	—	8,384	8,384
Gain on sale-leaseback	(53,425)	—	—	(53,425)
Other(4)	(6,629)	—	5,088	(1,541)
Allocation of corporate costs	30,205	486	(30,691)	—
Adjusted EBITDA	$149,426	$1,490	$(16,219)	$134,697
________________________________
(1)    Non-operating income (expense) includes: (i) change in value of naming rights liabilities, (ii) gain on bargain purchases and (iii) other, net.
(2)    Includes costs incurred related to the amended credit agreement.
(3)    Includes upfront and ramp up costs related to the launch of interactive businesses in new jurisdictions prior to full operational commencement.
(4)    Other includes the following items: (i) storm related gains of $11.3 million related to insurance recoveries received due to the effects of Hurricane Zeta on the Company’s Hard Rock Biloxi property, (ii) asset impairment charges of $4.7 million related to the Dover Downs and Bally’s Black Hawk tradenames in connection with Bally's rebranding (iii) $3.4 million of professional fees and other costs incurred to establish the partnership with Sinclair and acquire Bally Interactive, (iv) rebranding expenses of $1.3 million in connection with Bally’s corporate name change, (v) $0.4 million of expenses incurred to establish the partnership with Sinclair, and (vi) other individually de minimis expenses.

BALLY'S CORPORATION

Selected Financial Information (unaudited)

Balance Sheet Data

(in thousands)	June 30, 2022	December 31, 2021
Cash and cash equivalents	$176,158	$206,193

Term Loan Facility	$1,935,275	$1,945,000
Revolving Credit Facility	—	85,000
5.625% Senior Notes due 2029	750,000	750,000
5.875% Senior Notes due 2031	750,000	750,000
Less: Unamortized original issue discount	(29,693)	(31,425)
Less: Unamortized deferred financing fees	(49,515)	(52,348)
Long-term debt, including current portion	$3,356,067	$3,446,227
Less: Current portion of Term Loan and Revolving Credit Facility	$(19,450)	$(19,450)
Long-term debt, net of discount and deferred financing fees; excluding current portion	$3,336,617	$3,426,777

Cash Flow Data

	Three Months Ended June 30,			Six Months Ended June 30,
(in thousands)	2022	2021	2020	2022	2021	2020
Capital expenditures	$61,565	$20,458	$2,449	$116,081	$35,785	$5,448
Cash paid for internally developed software	16,499	—	—	31,455	—	—
Acquisition of gaming licenses	50,700	—	—	51,560	250	—
Cash payments associated with triple net operating leases(1)	13,000	—	—	23,000	—	—
________________________________
(1)Consists of payments made in connection with the Company's triple net operating leases, as defined above.